SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Independent Bankshares, Inc.          Independent Capital Trust
   (Exact name of registrant         (Exact name of registrant as
   as specified in Charter)       specified in its Certificate of Trust)

             Texas                           Delaware
    (State of incorporation           (State of incorporation
       or organization)                  or organization)

          75-1717279                        75-2775055
       (I.R.S. Employer                  (I.R.S. Employer
      Identification No.)               Identification No.)

      547 Chestnut Street        c/o Independent Bankshares, Inc.
        Abilene, Texas                  547 Chestnut Street
     (Address of Principal                Abilene, Texas
      Executive Offices)              (Address of Principal
                                        Executive offices)

             79602                             79602
          (Zip Code)                        (Zip Code)

Securities to be registered pursuant to Section 12(b) of that Act:

Title of class to be registered:     Name of exchange on which
                                    class is to be registered:

 Trust Preferred Securities of
 Independent Capital Trust (and
  the Guarantee of Independent
 Bankshares, Inc. with respect
            thereto)               American Stock Exchange, Inc.
-------------------------------   ------------------------------


If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the
following box.       [X]

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following
box.   [ ]

Securities Act registration statement file number to which this Form relates: 333-60649 and 333-60649-01.

Securities to be registered pursuant to Section 12(g) of the Act:
  None.

         INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrants' Securities to be
          Registered.

     The descriptions set forth under the captions "Description of the Preferred Securities," "Description of the Subordinated Debentures," "Description of the Guarantee" and "Relationship Among the Preferred Securities, the Subordinated Debentures and the Guarantee" in the form of prospectus to be filed with the Securities and Exchange Commission by Independent Bankshares, Inc. and Independent Capital Trust pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated by reference herein.

Item 2.   Exhibits.
          --------

4.1 Form of Indenture of the Company relating to the Subordinated Debentures (incorporated by reference to Exhibit 4.2 to the Registrants' Registration Statement on Form S-2, Reg. Nos. 333-60649 and 333-60649-01 (the
          "Registration Statement")).

4.2       Form of Subordinated Debenture of the Company
          (incorporated by reference to Exhibit 4.3 to the Registrants' Registration Statement).

4.3       Certificate of Trust of Independent Capital Trust
          (incorporated by reference to Exhibit 4.4 to the Registrants' Registration Statement).

4.4       Declaration of Trust of Independent Capital Trust
          (incorporated by reference to Exhibit 4.5 to the Registrants' Registration Statement).

4.5       Form of Amended and Restated Trust Agreement
          (incorporated by reference to Exhibit 4.6 to the Registrants' Registration Statement).

4.6       Form of Preferred Security Certificate
          (incorporated by reference to Exhibit 4.7 to the Registrants' Registration Statement).

4.7       Form of Preferred Securities Guarantee Agreement
          (incorporated by reference to Exhibit 4.8 to the Registrants' Registration Statement).

                           SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, as amended, the Registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereto duly authorized.

Dated:    September 11, 1998

                              INDEPENDENT BANKSHARES, INC.


                              By:  /s/  RANDAL N. CROSSWHITE
                                 --------------------------------
                                 Randal N. Crosswhite
                                 Senior Vice President, Chief
                                 Financial Officer and Corporate
                                 Secretary



                              INDEPENDENT CAPITAL TRUST

                              By:  /s/  RANDAL N. CROSSWHITE
                                 --------------------------------
                                 Randal N. Crosswhite
                                 Administrative Trustee

                        INDEX TO EXHIBITS


Exhibit
Number    Exhibit
-----     -------

4.1 Form of Indenture of the Company relating to the Subordinated Debentures (incorporated by reference to Exhibit 4.2 to the Registrants' Registration Statement on Form S-2, Reg. Nos. 333-60649 and 333-60649-01 (the
          "Registration Statement")).

4.2       Form of Subordinated Debenture of the Company
          (incorporated by reference to Exhibit 4.3 to the Registrants' Registration Statement).

4.3       Certificate of Trust of Independent Capital Trust
          (incorporated by reference to Exhibit 4.4 to the Registrants' Registration Statement).

4.4       Declaration of Trust of Independent Capital Trust
          (incorporated by reference to Exhibit 4.5 to the Registrants' Registration Statement).

4.5       Form of Amended and Restated Trust Agreement
          (incorporated by reference to Exhibit 4.6 to the Registrants' Registration Statement).

4.6       Form of Preferred Security Certificate
          (incorporated by reference to Exhibit 4.7 to the Registrants' Registration Statement).

4.7       Form of Preferred Securities Guarantee Agreement
          (incorporated by reference to Exhibit 4.8 to the Registrants' Registration Statement).